UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2020

AVON PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-4881	13-0544597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of Principal Executive Offices) (Zip Code)

+44-1604-232425
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02  Termination of a Material Definitive Agreement.

In connection with the consummation of the Transactions (as defined below), on January 3, 2020, the EUR 200.0 million multicurrency revolving facility agreement, dated as of February 12, 2019, among, inter alios, Avon Products, Inc., a New York corporation (the “Company”), Avon International Capital, p.l.c., an indirect wholly-owned English subsidiary of the Company, as borrower, certain other subsidiaries of the Company, as guarantors, the financial institutions from time to time party thereto, as lenders, Citibank Europe plc, UK Branch, as agent, and Citibank, N.A., London Branch, as common security agent, was automatically canceled in accordance with its terms.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On January 3, 2020, the Company consummated the previously announced business combination pursuant to the Agreement and Plan of Mergers, dated as of May 22, 2019 (as amended, the “Merger Agreement”), among the Company, Natura Cosméticos S.A., a Brazilian corporation (sociedade anônima) (“Parent”), Natura &Co Holding S.A., a Brazilian corporation (sociedade anônima) (“HoldCo”), Nectarine Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), and Nectarine Merger Sub II, Inc., a Delaware corporation (“Merger Sub II”), as amended by Amendment Number One to Agreement and Plan of Mergers, dated as of October 3, 2019 (the “First Amendment”), by and among the Company, Parent, HoldCo, Merger Sub I and Merger Sub II, and Amendment Number Two to Agreement and Plan of Mergers, dated as of November 5, 2019 (the “Second Amendment”), by and among the Company, Parent, HoldCo, Merger Sub I and Merger Sub II.

Pursuant to the Merger Agreement, on January 3, 2020 (the “Closing Date”), (i) Merger Sub II merged with and into the Company, with the Company surviving the merger (the “First Merger”) and (ii) Merger Sub I merged with and into HoldCo (the “Second Merger”), with HoldCo surviving the merger and as a result of which each of the Company and Parent became wholly owned direct subsidiaries of HoldCo (collectively, the “Transactions”).

Pursuant to the Merger Agreement, as a result of the First Merger and the Second Merger, each share of common stock, par value $0.25 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the First Merger (the “First Effective Time”) (other than as provided in the Merger Agreement) was automatically converted into the ultimate right to receive (a) 0.300 validly issued and allotted, fully paid-up American Depositary Shares of HoldCo (“HoldCo ADS”) against the deposit of two shares of common stock of HoldCo (“HoldCo Shares”), subject to adjustment in accordance with the Merger Agreement, and any cash in lieu of fractional HoldCo ADSs (the “Common Stock Consideration”) or (b) 0.600 validly issued and allotted, fully paid-up HoldCo Shares in lieu of the Common Stock Consideration, subject to adjustment in accordance with the Merger Agreement, and any cash in lieu of fractional HoldCo Shares, in which case any and all HoldCo Shares delivered to such holders who have elected to receive HoldCo Shares shall be deemed to be the Common Stock Consideration (as applicable, the “Exchange Ratio”).

The Merger Agreement also provided that each share of Series C Preferred Stock, par value $1.00 per share, of the Company (the “Company Preferred Stock”) issued and outstanding immediately prior to the First Effective Time was to be automatically converted into the right to receive an amount in cash without interest equal to the Stated Value (as defined in the Company’s certificate of incorporation) (the “Preferred Stock Consideration”). As previously disclosed, the holder of all outstanding shares of the Company Preferred Stock elected to convert all of its shares of Company Preferred Stock to Company Common Stock. Such conversion was consummated prior to, and no shares of Company Preferred Stock were outstanding immediately prior to, the First Effective Time and, therefore, no Preferred Stock Consideration will be payable in connection with the Transactions.

Following the closing of the Transactions, the shares of Company Common Stock, which previously traded under the ticker symbol “AVP” on the New York Stock Exchange (the “NYSE”) will be suspended from trading on the NYSE prior to the opening of  the market on January 6, 2020 and are in the process of being formally delisted from the NYSE.

The foregoing description of the Transactions and the Merger Agreement does not purport to be a complete description and is qualified in all respects by reference to (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2019, and is incorporated by reference herein, (ii) the First Amendment, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2019, and is incorporated by reference herein, and (iii) the Second Amendment, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2019, and is incorporated by reference herein.

The issuance of HoldCo ADSs in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to HoldCo’s registration statement on Form F-4 (File No. 333-233910) filed with the SEC on September 24, 2019 and declared effective on September 27, 2019.  The proxy statement/prospectus included in the registration statement contains additional information about the Transactions.  Additional information about the Transactions is also contained in Current Reports on Form 8-K filed by the Company and incorporated by reference into the proxy statement/prospectus.

The Merger Agreement, the First Amendment and the Second Amendment have been incorporated by reference into this Current Report on Form 8-K to provide investors with information regarding their terms and are not intended to provide any other information about the Company, Parent, HoldCo or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement, the First Amendment and the Second Amendment were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the respective contracting parties to those agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the respective parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the First Amendment or the Second Amendment and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the First Amendment or the Second Amendment, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Transactions, the Company notified the NYSE that trading in Company Common Stock should be suspended and listing of Company Common Stock on the NYSE should be removed.  Trading in Company Common Stock on the NYSE will be suspended prior to the opening of the market on January 6, 2020.  The Company also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03  Material Modification to Rights of Security Holders.

Conversion of Company Common Stock

As described in Item 2.01 above, pursuant to the terms of the Merger Agreement, as a result of the First Merger and the Second Merger, each share of Company Common Stock was automatically converted into the ultimate right to receive the Common Stock Consideration.

At the First Effective Time, holders of Company Common Stock immediately prior to the First Effective Time ceased to have any rights as shareholders of the Company other than the ultimate right to the Common Stock Consideration.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Equity-Based Compensation

Pursuant to the Merger Agreement and subsequent agreement by and among the parties to the Merger Agreement, shortly prior to or upon the closing of the Transactions:

●
each outstanding award of restricted stock units with respect to Company Common Stock that was subject solely to time-based vesting (“Company RSUs”) was converted into an award of nominal exercise price stock options to purchase HoldCo Shares or HoldCo ADSs that automatically exercise upon vesting (“HoldCo Options”), with the number of HoldCo Shares or HoldCo ADSs subject to such award (rounded up to the nearest whole number) equal to (A) the number of shares of Company Common Stock subject to such award of Company RSUs immediately prior to the closing of the Transactions multiplied by the Exchange Ratio, plus (B) a number of additional HoldCo Shares or HoldCo ADSs necessary to gross up the award holder for the exercise price of such HoldCo Options and the taxes associated with such gross-up, and with the terms and conditions (including service-based vesting conditions) applicable to such award of Company RSUs continuing in full force and effect with respect to such award of HoldCo Options;

●
each outstanding award of performance-contingent restricted stock units with respect to Company Common Stock (“Company PSUs”) was converted into an award of HoldCo Options that is subject solely to time-based vesting, with the number of HoldCo Shares or HoldCo ADSs subject to such award (rounded up to the nearest whole number) equal to (A) the number of shares of Company Common Stock subject to such award of Company PSUs immediately prior to the closing of the Transactions (with performance goals for open performance measurement periods deemed attained at target level and performance goals for closed performance measurement periods deemed attained based on actual performance) multiplied by the Exchange Ratio, plus (B) a number of HoldCo Shares or HoldCo ADSs necessary to gross up the award holder for the exercise price of such HoldCo Options and the taxes associated with such gross-up, and with the terms and conditions (including service-based vesting conditions but not performance-based vesting conditions) applicable to such award of Company PSUs continuing in full force and effect with respect to such award of HoldCo Options;

●
each award of restricted Company Common Stock (“Company Restricted Stock”) was converted into an award denominated in HoldCo Shares or HoldCo ADSs (“HoldCo Restricted Stock”) equal to the number of shares of Company Common Stock subject to such award of Company Restricted Stock immediately prior to the closing of the Transactions multiplied by the Exchange Ratio, with the terms and conditions (including service-based vesting conditions) applicable to such award of Company Restricted Stock continuing in full force and effect with respect to such award of HoldCo Restricted Stock;

●
each outstanding award of stock options to purchase shares of Company Common Stock (“Company Options”), whether or not then vested or exercisable, was automatically canceled in exchange for the right to receive an amount in cash, without interest, equal to (A) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Closing of the Transactions multiplied by (B) the excess, if any, of the per share cash-out price over the exercise price per share of such Company Option; and

●
each outstanding award of stock appreciation rights with respect to Company Common Stock (“Company SARs”), whether or not then vested or exercisable, was automatically canceled in exchange for the right to receive an amount in cash, without interest, equal to (A) the number of shares of Company Common Stock subject to such Company SAR immediately prior to the Closing of the Transactions multiplied by (B) the excess, if any, of the per share cash-out price over the exercise price per share of such Company SAR.

All amounts payable in respect of equity-based awards are subject to required withholding taxes.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

The foregoing description of certain compensation and benefit arrangements made in connection with the Transactions is not complete and is qualified in its entirety by reference to (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 24, 2019, and is incorporated by reference herein, (ii) the First Amendment, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2019, and is incorporated by reference herein, and (iii) the Second Amendment, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2019, and is incorporated by reference herein.

Item 5.01  Changes in Control of Registrant.

As a result of the consummation of the Transactions, pursuant to the Merger Agreement, a change of control of the Company occurred and the Company became a wholly owned direct subsidiary of HoldCo.

The information set forth in Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transactions and pursuant to the Merger Agreement, each member of the board of directors of the Company resigned as of the First Effective Time.  The members of the Company’s board of directors immediately prior to the First Effective Time were: Jose Armario, W. Don Cornwell, Chan W. Galbato, Nancy Killefer, Susan J. Kropf, Helen McCluskey, Andrew G. McMaster, Jr., James A. Mitarotonda, Michael F. Sanford, Lenard Tessler and Jan Zijderveld.

As of the First Effective Time, the following individuals, who were the directors of Merger Sub I immediately prior to the First Effective Time, became the directors of the Company: Itamar Gaino Filho; Jose Antonio de Almeida Filippo and Roberto de Oliveira Marques.1  On December 13, 2019, the following individuals were appointed to the board of directors of HoldCo: W. Don Cornwell, Nancy Killefer and Andrew G. McMaster, Jr., effective as of the consummation of the Transactions.

In connection with the Transactions, Jan Zijderveld ceased to be the Chief Executive Officer of the Company as of the First Effective Time and Angela Cretu was appointed the Chief Executive Officer of the Company, effective as of January 3, 2020.  Prior to such appointment, Ms. Cretu has served as Group Vice President and General Manager, Central Europe, of the Company.

On January 3, 2020, prior to the First Effective Time, the Company issued a press release announcing the departure of Jan Zijderveld as Chief Executive Officer of the Company effective upon the consummation of the Transactions.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 3, 2020, prior to the First Effective Time, HoldCo issued a press release announcing, among other things, the expected consummation of the Transactions and the appointment of Ms. Cretu as Chief Executive Officer in connection with the consummation of the Transactions.  A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with, and immediately following the consummation of the Transactions, on January 3, 2020, the Company’s certificate of incorporation and bylaws were amended and restated to be substantially similar to the certificate of incorporation and bylaws of Merger Sub II in effect prior to the consummation of the Transactions.  Differences between the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, on the one hand, and the certificate of incorporation and bylaws of Merger Sub II prior to the consummation of the Transactions, on the other hand, reflect, among other things, that the Company remained a New York corporation named Avon Products, Inc. after consummation of the Transactions.  Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura Holding S.A. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 24, 2019).

2.2
Amendment Number One, dated as of October 3, 2019, to the Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura &Co Holding S.A. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2019).

2.3
Amendment Number Two, dated as of November 5, 2019, to the Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura &Co Holding S.A. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2019).

3.1	Restated Certificate of Incorporation of Avon Products, Inc.
3.2	Amended and Restated Bylaws of Avon Products, Inc.
99.1	Press Release, dated January 3, 2020, issued by Avon Products, Inc.
99.2	Press Release, dated January 3, 2020, issued by Natura &Co Holding S.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, General Counsel and Corporate Secretary

Date: January 3, 2020

Exhibit Index

Exhibit	Description

2.1
Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura Holding S.A. (incorporated by reference to Avon’s Current Report on Form 8-K filed with the SEC on May 24, 2019).

2.2
Amendment Number One, dated as of October 3, 2019, to the Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura &Co Holding S.A. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2019).

2.3
Amendment Number Two, dated as of November 5, 2019, to the Agreement and Plan of Mergers, dated as of May 22, 2019, among Avon Products, Inc., Natura Cosméticos S.A., Nectarine Merger Sub I, Inc., Nectarine Merger Sub II, Inc. and Natura &Co Holding S.A. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2019).

3.1	Amended and Restated Certificate of Incorporation of Avon Products, Inc.
3.2	Amended and Restated Bylaws of Avon Products, Inc.
99.1	Press Release, dated January 3, 2020, issued by Avon Products, Inc.
99.2	Press Release, dated January 3, 2020, issued by Natura &Co Holding S.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)